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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                         COMMISSION ONLY (AS PERMITTED BY
                                         RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                        LAKE CHARLES, LOUISIANA  70602



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The annual meeting of the stockholders of Calcasieu Real Estate and Oil Co., Inc., (the "Company") will be held at Bank One, Third Floor, One Lakeside Plaza, Lake Charles, Louisiana 70601, April 26, 2001, at 11:00 a.m., to:

     1.   Fix the number of directors at nine and elect directors.

     2.   Transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on February 28, 2001, are entitled to notice of and to vote at the meeting.

Lake Charles, Louisiana
March 5, 2001



BY ORDER OF THE BOARD OF DIRECTORS


/s/ Charles D. Viccellio                /s/ Arthur Hollins, III
-------------------------------         -------------------------------
Charles D. Viccellio                    Arthur Hollins, III
Vice President & Secretary              President



PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                        LAKE CHARLES, LOUISIANA  70602

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

                                APRIL 26, 2001

                                    GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors of Calcasieu Real Estate and Oil Co., Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held April 26, 2001, at the time and place and for the purposes set forth in accompanying Notice of Meeting. The date of this Proxy Statement is March 5, 2001.

     The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the meeting, will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted for setting the number of directors at nine and for election as directors the nine nominees named herein. Proxies are revocable by written notice to the Secretary at any time prior to their exercise and will be deemed revoked by attendance and voting at the meeting.

     All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

     Only stockholders of record at the close of business on February 28, 2001, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 1,951,446 shares of common stock, each of which is entitled to one vote.

                            ELECTIONS OF DIRECTORS

     The Articles of Incorporation of the company provide that the number of directors shall be not less than five nor more than fifteen. The exact number will be determined by the vote of the stockholders, and a resolution will be offered at the meeting to fix the number of directors at nine.

     Each director will hold office for one year and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote in favor of the resolution fixing the number of directors at nine and in favor of the election of the nine nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has, however, no reason to believe that any nominee will be unavailable.

     At the 2000 annual meeting of shareholders, 1,117,351 shares, or 56.6% of the 1,974,352 shares outstanding, voted. In excess of 99% of the shares cast were voted for election of each nominee for director.

     The information set forth below as to age, principal occupation or employment, and amount and nature of beneficial ownership of common stock of the Company has been furnished by each nominee for election. Unless otherwise indicated, (i) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (ii) the nominees own, with sole voting and investment power, the shares listed.

     The Company held six Board of Directors meetings during 2000. Directors Freund, Pruitt, Viccellio, Savoy and Hollins attended 100% of the meetings; Directors Blake and Reaves attended five of the meetings; Directors Alexander and Leach attended four of the meetings.

                                   Occupation and other       First Elected     Shares Beneficially    Percent of
        Name and Age                  Directorships              Director              Owned             Class
-----------------------------  ----------------------------  ----------------  ---------------------  ------------
Henry Chalkley Alexander - 65  Chairman of the Board,                    1979          62,400 (1)(6)         3.20%
                               Sweetlake Land & Oil Co.,
                               Inc. & North American Land
                               Co., Inc. & President of H.
                               G. Chalkley & Sons, Inc.
                               Director of Lacassane Co.,
                               Inc.

William D. Blake - 68          President of Lacassane Co.,               1966          58,036 (2)(3)         2.97%
                               Inc., & Howell Industries,
                               Inc.; Director of Sweetlake
                               Land & Oil Co., Inc.

                                   Occupation and other       First Elected     Shares Beneficially    Percent of
        Name and Age                  Directorships              Director              Owned             Class
-----------------------------  ----------------------------  ----------------  ---------------------  ------------
Troy A. Freund - 73            Petroleum Geologist,                      1984              7,863              .40%
                               individual proprietor

Arthur Hollins, III - 70       President of Calcasieu Real               1974             48,477             2.48%
                               Estate & Oil Co., Inc. and                                 (3)(4)
                               President of PBA
                               Properties, Inc.

Laura A. Leach - 61            Secretary-Treasurer and                   1996             69,434             3.56%
                               Director of Sweetlake Land                                 (5)(6)
                               & Oil Co., Inc. and North
                               American Land Co., Inc.;
                               Director of Hibernia Corp.
                               and Lacassane Co., Inc.

Frank O. Pruitt - 72           President of PWK Timberland               1981             18,300 (7)          .93%
                               Corp.

B. James Reaves, III - 66      Private investor, oil and                 1986              3,750 (8)          .19%
                               gas; estate mgmt; Director
                               of Lacassane Co., Inc.

Mary Watkins Savoy -61         Private Investments                       1998             17,158              .88%

Charles D. Viccellio - 67      Partner in Stockwell,                     1996             15,450              .79%
                               Sievert, Viccellio,                                        (3)(8)
                               Clements & Shaddock, L.L.P.


All Directors and Officers                                                               300,868            15.41%
as a Group (9 persons)

(1) Includes 11,250 shares owned by corporations of which Mr. Alexander is an officer and director.

(2) Includes 3,450 shares owned by Mr. Blake's wife and 3,825 shares held in trusts for which Mr. Blake or his wife serve as trustee of co-trustee. Includes 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims ownership of these shares.

(3) Mr. Hollins is President of the Company, Mr. Viccellio is its Vice-President and Secretary and Mr. Blake is also its Vice-President and Treasurer.

(4) Includes 34,238 shares owned by Mr. Hollins' children and former spouse, that Mr. Hollins has power to vote pursuant to an understanding. Mr. Hollins disclaims beneficial ownership of these shares.

(5) Includes 11,250 shares owned by corporations of which Mrs. Leach is an officer and director.

(6)  Mr. Alexander and Mrs. Leach are brother and sister.

(7) Includes 2,900 shares owned by Mr. Pruitt's wife and 1450 shares owned by a trust of which Mr. Pruitt's wife is trustee. Mr. Pruitt disclaims ownership of these shares.

(8) Mr. Viccellio's law firm received $1,517 for legal work performed for the company in 2000.

Members of the Compensation Committee are Mr. Freund, Mrs. Leach and Mr. Reaves; members of the Audit Committee are Mr. Pruitt, Mrs. Leach and Mr. Alexander; members of the Nominating Committee are Mr. Alexander, Mr. Pruitt and Mr. Reaves.

                      REMUNERATION AND OTHER TRANSACTIONS

Remuneration
------------

     No director or officer of the Company received remuneration from the Company in excess of $14,300 for the year ended December 31, 2000. The total 2000 cash and cash equivalent remuneration to all directors and officers of the Company as a group was $42,000.

Other transactions
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     Calcasieu Real Estate and Oil Co., Inc. owns an undivided 1/6th in approximately 34,000 acres known as Walker Louisiana Properties. Mr. Hollins is President of PBA Properties, Inc. and Mr. Blake is manager of Blake Brothers, LLC, each of which also owns 1/6th in the same property.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statement for the years ended December 31, 1998, December 31, 1999, and December 31, 2000, were audited by the firm of McElroy, Quirk & Burch, independent certified public accountants, and they will continue as the Company's auditors until changed by the Board of Directors. Representatives of McElroy, Quirk & Burch will not attend the annual meeting.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Charles D. Viccellio
                           -------------------------------------
                           Charles D. Viccellio
                           Vice-President and Secretary


Lake Charles, Louisiana
March 5, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

     The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Calcasieu Real Estate & Oil Co., Inc. on April 26, 2001, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.   To set the number of directors at nine.

               ( )  For    ( )  Against    ( )  Abstain

2.   To elect directors.

     FOR all nominees listed below  ( )         WITHHOLD AUTHORITY ( )
     (except as marked to the contrary below)   to vote for all nominees listed below

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a
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line through the nominee's name in the list below.
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3.   Henry C. Alexander                 Laura A. Leach
     William D. Blake                   Frank O. Pruitt
     Troy A. Freund                     B. James Reaves, III
     Arthur Hollins, III                Mary W. Savoy
     Charles D. Viccellio

4. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.



DATE: ________________      SIGNATURE: _________________________________

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.